Exhibit 99.1

Liquidia Corporation Announces Inclusion
in the S&P SmallCap 600® Index

MORRISVILLE, N.C. (June 8, 2026) — Liquidia Corporation (Nasdaq: LQDA), a biopharmaceutical company driven by science and compassion to revolutionize care for patients with challenging respiratory and vascular diseases, announced today that it will be added to the S&P SmallCap 600® Index, effective prior to the opening of trading on June 22, 2026.

Introduced in 1994, the S&P SmallCap 600 is a widely followed benchmark of 600 U.S. small-cap companies selected by S&P Dow Jones Indices based on market capitalization, liquidity, shares available for public trading, and profitability criteria.

Dr. Roger Jeffs, Liquidia’s Chief Executive Officer, said: “Inclusion in the S&P SmallCap 600 is a meaningful marker of how far Liquidia has come, and it is a credit to the entire team. It reflects the discipline and execution behind our progress and the foundation we have built through our commitment to patients, innovation and operational excellence. We are focused on the opportunities ahead as we continue our work to revolutionize care for patients with challenging respiratory and vascular diseases.”

About Liquidia Corporation

Liquidia Corporation is a biopharmaceutical company driven by science and compassion to revolutionize care for patients with challenging respiratory and vascular diseases through precise, innovative therapies and applications of its proprietary PRINT® technology. PRINT enabled the development of YUTREPIA® (treprostinil) inhalation powder for the treatment of pulmonary arterial hypertension (PAH) and pulmonary hypertension associated with interstitial lung disease (PH-ILD). The company is also developing L606, an investigational extended-release formulation of treprostinil administered twice-daily with a next-generation nebulizer, and currently markets generic Treprostinil Injection for the treatment of PAH. To learn more about Liquidia, please visit www.liquidia.com.

Cautionary Statements Regarding Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical facts, including statements regarding the timing and anticipated impact of the Company’s inclusion in the S&P SmallCap 600 Index, potential enhanced visibility within the investment community, as well as the Company’s strategy, operating priorities and future performance, including statements regarding market capitalization, liquidity, financial viability and long-term value creation, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “will,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks discussed in our filings with the Securities and Exchange Commission, as well as a number of uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment and our industry has inherent risks. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events discussed in this press release may not occur and actual results may differ materially and adversely from those anticipated or implied in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that these goals will be achieved, and we undertake no duty to update our goals or to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Investors:

Jason Adair

Chief Business Officer

919.328.4350

Media Contact:

media@liquidia.com

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